Exhibit 99.1

EVERTEC, LLC AND EVERTEC FINANCE CORP.

ANNOUNCE PRICING OF $40 MILLION OF TACK-ON SENIOR NOTES

SAN JUAN, PUERTO RICO – May 2, 2012 – EVERTEC, LLC (formerly known as EVERTEC, Inc., “EVERTEC” or the “Company”) and EVERTEC Finance Corp., a wholly owned subsidiary of EVERTEC (“Finance Corp,” and together with the Company, the “Issuers”), announced today the pricing for their offering of $40 million aggregate principal amount of 11% Senior Notes due 2018 (the “New Notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The New Notes will be sold at a price equal to 105% of their principal amount plus accrued interest from April 1, 2012. The New Notes will be issued as additional debt securities under an indenture pursuant to which EVERTEC previously issued $220 million aggregate principal amount of 11% Senior Notes due 2018, of which $210.5 million principal amount remains outstanding. The offering of New Notes is expected to close on May 7, 2012, subject to the satisfaction or waiver of customary closing conditions.

The gross proceeds from the offering of New Notes are expected to be placed in escrow pending the satisfaction or waiver of certain conditions, including, among others, EVERTEC’s incurrence of up to $170 million in new term loan borrowings under its existing senior secured credit facilities (for which it is currently seeking commitments), obtaining the consent of the lenders to amend the credit agreement governing the senior secured credit facilities and receipt of the requisite consents from holders of the existing 11% Senior Notes pursuant to the Issuers’ consent solicitation separately announced today (collectively, the “Escrow Conditions”). If the Escrow Conditions are not satisfied or waived by the Issuers in their sole discretion on or prior to May 18, 2012, the New Notes will be subject to special mandatory redemption at a price equal to 100% of the gross proceeds of the offering (which includes accrued interest from April 1, 2012 to, but not including, the closing date of the offering).

The New Notes will be senior obligations of the Issuers and will be guaranteed on a senior unsecured basis by all of EVERTEC’s subsidiaries that guarantee EVERTEC’s senior secured credit facilities and the existing 11% Senior Notes. EVERTEC intends to use the proceeds from the offering of the New Notes, together with cash on hand and additional amounts borrowed under its senior secured credit facilities, to pay a cash dividend to its parent and pay related fees and expenses.

The New Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. As a result, the New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. The New Notes will be offered only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States under Regulation S under the Securities Act.

This press release is for informational purposes and does not constitute an offer to sell, or a solicitation of an offer to buy, the New Notes, nor shall there be any sale of New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. Any offers of the New Notes have been made only by means of a confidential offering memorandum.

About EVERTEC, LLC

EVERTEC, LLC and its subsidiaries are a diversified processing business, offering transaction and payment processing, merchant acquiring and processing and business process management solutions services in Puerto Rico and certain countries throughout the Caribbean and Latin America. EVERTEC owns and operates the ATH network, the leading debit payment and automated teller machine (“ATM”) network in Puerto Rico. EVERTEC’s products and services include point-of-sale processing, network and switch services, ATM driving services, core bank processing, business process outsourcing solutions, technology infrastructure management, and merchant acquiring services. Headquartered in San Juan, Puerto Rico, EVERTEC has approximately 1,500 employees in seven countries throughout the Caribbean and Latin America. EVERTEC is 51% owned by an affiliate of Apollo Global Management, LLC, a leading private equity and capital markets investor, and 49% owned by Popular, Inc., the largest financial institution in Puerto Rico and the Caribbean. For more information about EVERTEC, please visit www.evertecinc.com.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of, and subject to the protection of, the Private Securities Litigation Reform Act of 1995, including those statements regarding the completion of the proposed offering of New Notes and the intended use of proceeds therefrom. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of EVERTEC to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words “believes”, “expects”, “anticipates”, “intends”, “projects”, “estimates” and “plans” and similar expressions of future or conditional verbs such as “will”, “should”, “would”, “may” and “could” are generally forward-looking in nature and not historical facts. Any statements that refer to expectations or other characterizations of future events, circumstances or results are forward-looking statements. Various factors that could cause actual future results and other future events to differ materially from those estimated by management include, but are not limited to: our high level of indebtedness and restrictions contained in our debt agreements; our ability to generate sufficient cash to service our indebtedness and to generate future profits; our reliance on our relationship with Popular for a significant portion of our revenues; our ability to renew our client contracts on terms favorable to us; our dependence on our processing systems, technology infrastructure, security systems and fraudulent payment detection systems; our ability to develop, install and adopt new technology; a decreased client base due to consolidations in the banking and financial services industry; the credit risk of our merchant clients, for which we may also be liable; the continuing market position of the ATH network; our dependence on credit card associations; changes in the regulatory environment and changes in international, legal, political, administrative or economic conditions; the geographical concentration of our business in Puerto Rico; operating an international business in multiple regions with potential political and economic instability; our ability to execute our expansion and acquisition strategies; our ability to protect our intellectual property rights; our ability to recruit and retain qualified personnel; our ability to comply with federal, state and local regulatory requirements; and evolving industry standards. Consideration should be given to the areas of risk described above, as well as those risks set forth under the headings – “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission (“SEC”) on March 27, 2012, and in the other reports the Company files with the SEC from time to time, in connection with considering any forward-looking statements that may be made by us and our businesses generally. We undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless we are required to do so by law.

Investor Contacts:

Juan J. Román, CPA Executive Vice President and Chief Financial Officer (787) 759-9999, ext 4895 jjroman@evertecinc.com	Luis M. Cabrera Senior Vice President Treasurer – Head of Investor Relations (787) 759-9999, ext 3897 luiscabrera@evertecinc.com

Media Contact:

Wanda Betancourt, APR

Senior Vice President

Communications and Marketing

(787) 759-9999, ext 4805

wabetancourt@evertecinc.com